UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

Baker Hughes Company

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

Baker Hughes, a GE company

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

On October 15, 2019, Baker Hughes Company (formerly Baker Hughes, a GE company) (the “Company”) filed with the Secretary of State of the State of Delaware the Company’s Second Amended and Restated Certificate of Incorporation to change its corporate name of the Company from “Baker Hughes, a GE company” to “Baker Hughes Company,” effective as of October 17, 2019 (the “Company Name Change”). Additionally, on October 17, 2019, the Board of Directors of the Company adopted Second Amended and Restated Bylaws to reflect the Company Name Change, effective as of October 17, 2019. Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

New NYSE Ticker Symbol

Effective at the open of business on October 18, 2019, the Company’s shares of Class A Common Stock are trading on the NYSE under the new ticker symbol “BKR.” A copy of the revised specimen stock certificate is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Baker Hughes Company.
3.2	Amended and Restated Bylaws of Baker Hughes Company.
4.1	Form of Stock Certificate for Class A Common Stock of Baker Hughes Company under the Laws of the State of Delaware
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Furnished herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Dated: October 17, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary